Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,090,427.73
Previously Paid Amount	0.00
Total Fee Amount	3,688.24
Total Offset Amount	0.00
Net Fee	$ 3,688.24